                                 EXHIBIT 10.32

                                                                   EXHIBIT 10.32

DEPARTMENT OF HEALTH AND HUMAN SERVICES
PUBLIC HEALTH SERVICE

NATIONAL CENTER FOR HUMAN GENOME RESEARCH

NOTICE OF GRANT AWARD
AUTHORIZATION (Legislation/Regulation)

42 USC 241 42 CFR 52
RESEARCH PROGRAM PROJECT

1.   DATE ISSUED (Mo./Day/Yr.):    August 16, 1994

2.   CFDA NO.: 93.172

3. SUPERSEDES AWARD NOTICE dated __________________ except that any additions or restrictions previously imposed remain in effect unless specifically rescinded.

4.   GRANT NO.:     1 PO1 HG01106-01

     Formerly:

5.   ADMINISTRATIVE CODES:    S3RS

6.   PROJECT PERIOD Mo./Day/Yr.:   8/22/94 through 06/30/97

7.   BUDGET PERIOD Mo./Day/Yr.:    8/22/94 through 06/30/95

8.   TITLE OF PROJECT (OR PROGRAM) (Limit to 56 spaces): GENOME SEQUENCING
                                                         CENTER GRRC

9.   GRANTEE NAME AND ADDRESS:

          Collaborative Research, Inc.
          1365 Main Street
          Waltham, MA  02154


10. DIRECTOR OF PROJECT (PROGRAM DIRECTOR/PRINCIPAL INVESTIGATOR) (LAST NAME FIRST AND ADDRESS):

          MAO, JEN-I          PHD
          Collaborative Research Inc.
          1365 Main Street
          Waltham, MA  02154

11.  APPROVED BUDGET (Excludes PHS Direct Assistance)

     I    PHS Grant Funds Only

                                     / I /

     II Total project costs including grant funds and all other financial participation

          (SELECT ONE AND PLACE NUMERAL IN BOX.)
     a.   Salaries and Wages . . . . . . . . . . . .   $1,002,234
     b.   Fringe Benefits. . . . . . . . . . . . . .      340,760
     c.        Total Personnel Costs . . . . . . . .   $1,342,994
     d.   Consultant Costs . . . . . . . . . . . . .        9,000
     e.   Equipment. . . . . . . . . . . . . . . . .       25,000
     f.   Supplies . . . . . . . . . . . . . . . . .      273,309
     g.   Travel . . . . . . . . . . . . . . . . . .       24,000
     h.   Patient Care--Inpatient. . . . . . . . . .            0
     i.               --Outpatient . . . . . . . . .            0
     j.   Alterations and Renovations. . . . . . . .            0
     k.   Other. . . . . . . . . . . . . . . . . . .       93,900
     l.   Consortium/Contractual Costs . . . . . . .            0
     m.   Trainee Related Expenses . . . . . . . . .            0
     n.   Trainee Stipends . . . . . . . . . . . . .            0
     o.   Trainee Tuition and Fees . . . . . . . . .            0
     p.   Trainee Travel . . . . . . . . . . . . . .            0
     q.        TOTAL DIRECT COSTS  . . . . . . . . .    1,768,203
     r.   INDIRECT COSTS (Rate* % of S&W/TADC) . . .    1,568,882
     s.   TOTAL APPROVED BUDGET. . . . . . . . . . .    3,337,085
     t.   SBIR Fee . . . . . . . . . . . . . . . . .            0
     u.   Federal Share. . . . . . . . . . . . . . .    3,337,085
     v.   Non-Federal Share. . . . . . . . . . . . .   $

12.  AWARD COMPUTATION FOR FINANCIAL ASSISTANCE
     a.   Amount of PHS Financial Assistance (from Item 11.u.) . . . $3,337,085
     b.   Less Unobligated Balance From Prior Budge Periods. . . . .          0
     c.   Less Cumulative Prior Award(s) This Budget Period. . . . .          0
     d.   AMOUNT OF FINANCIAL ASSISTANCE THIS ACTION . . . . . . . . $3,337,085


13.  RECOMMENDED FUTURE SUPPORT (SUBJECT TO THE AVAILABILITY OF FUNDS AND
SATISFACTORY PROGRESS OF THE PROJECT):

----------------------------------------------------------------------------
YEAR      TOTAL DIRECT COSTS/STIPENDS   YEAR   TOTAL DIRECT COSTS/STIPENDS
----------------------------------------------------------------------------
a.  02          1,837,931               d.
----------------------------------------------------------------------------
b.  03          1,910,450               e.
----------------------------------------------------------------------------
c.                                      f.
----------------------------------------------------------------------------

14.  APPROVED DIRECT ASSISTANCE BUDGET (IN LIEU OF CASH):
     a.   Amount of PHS Direct Assistance. . . . . . . . . . . . . . . . .     $
     b.   Less Unobligated Balance From Prior Budget Periods . . . . . . .     $
     c.   Less Cumulative Prior Award(s) This Budget Period. . . . . . . .     $
     d.   AMOUNT OF DIRECT ASSISTANCE THIS ACTION. . . . . . . . . . . . .     $

15. PROGRAM INCOME SUBJECT TO 45 CFR PART 74, SUBPART F, OR 45 CFR 92.25, SHALL BE USED IN ACCORD WITH ONE OF THE FOLLOWING ALTERNATIVES: (Select One and Place LETTER in box.)

                                                               / D /

     a.   DEDUCTION
     b.   ADDITIONAL COSTS
     c.   MATCHING
     d.   OTHER RESEARCH (Add/Deduct Option)
     e.   OTHER (See REMARKS)

16. THIS AWARD IS BASED ON AN APPLICATION SUBMITTED TO, AND AS APPROVED BY, THE PHS ON THE ABOVE TITLED PROJECT AND IS SUBJECT TO THE TERMS AND CONDITIONS INCORPORATED EITHER DIRECTLY OR BY REFERENCE IN THE FOLLOWING:

     a.   The grant program legislation cited above.
     b.   The grant program regulation cited above.
     c. This award notice including terms and conditions, if any, noted below under REMARKS.
     d. PHS Grants Policy Statement including addenda in effect as of the beginning date of the budget period.
     e.   45 CFR part 74 or 45 CFR Part 92 as applicable.

     IN THE EVENT THERE ARE CONFLICTING OR OTHERWISE INCONSISTENT POLICIES APPLICABLE TO THE GRANT, THE ABOVE ORDER OF PRECEDENCE SHALL PREVAIL. ACCEPTANCE OF THE GRANT TERMS AND CONDITIONS IS ACKNOWLEDGED BY THE GRANTEE WHEN FUNDS ARE DRAWN OR OTHERWISE OBTAINED FROM THE GRANT PAYMENT SYSTEM.

------------------------------------------------------------------------------
REMARKS:  (Other Terms and Conditions Attached -- / x / Yes  /  / No)

     Grant Specialist:  Linda Hall (301) 402-0733
     Program Official:  Dr. R. Strausberg 301-496-7531

*  Base X Rate ($1,743,203 x 90.00)

This Grant is included under expanded authorities.
------------------------------------------------------------------------------
PHS GRANTS MANAGEMENT OFFICER:  (Signature)

(Name-Typed/Print)           (Title)
Jean M. Cahill           Grants Management Officer

17.  OBJ. CLASS:         41.4A

18.  CRS - EIN:          1042297484A1

19.  LIST NO.:

---------------------------------------------------------------------------------------------------------------------------
 FY-CAN                DOCUMENT NO.            ADMINISTRATIVE                AMT. ACTION FIN.             AMT. ACTION DIR.
                                                    CODE                           ASST.                        ASST.
---------------------------------------------------------------------------------------------------------------------------
20.a.  94 8427202    b.  P1HG01106A            c.                             d.                          e.

21.a.                b.                        c.                             d.                          e.

22.a.                b.                        c.                             d.                          e.
---------------------------------------------------------------------------------------------------------------------------

PHS-5152-5 (Rev. 7/94):  940810 1641        (Note:  See reverse for payment information)      LHJ HG/PC


                            NOTICE OF GRANT AWARD


Page 6
1 PO1 HG01106-01
MAO, JEN-I, PH.D.

1. The Fiscal 1994 Appropriations Act prohibits reimbursement of direct salary for individuals at a rate greater than $125,000 per year as determined in the original award. The language contained in the Appropriate Act follows:

     "None of the funds appropriated in this title for the National Institutes of Health and the Substance Abuse and Mental Health Services
     Administration shall be used to pay the salary of an individual through a grant or other extramural mechanism at a rate in excess of $125,000 per year."

2.   Pursuant to the NIH Revitalization Act (P.L. 103-43, June 10, 1993),
Section 2004, when purchasing equipment or products under this assistance award, the recipient should whenever possible, purchase only American-made items.

3.   The following budget reductions/deletions were made by the Initial Review
     Group:

          Project 1
          ---------

          Personnel

     a.   Jing-xiang Tian ($41,422)
     b.   Kristin Gundersen ($35,818)
     c.   Hong-mei Lee ($54,164)
     d.   Qin-xue Xu ($45,939)
     e.   Maria Atkinson ($35,659)
     f.   Mark Zheng ($55,101)
     g.   Haiying Yu ($44,743)
     h.   Elizabeth Borsody ($35,659)
     i.   Jonathan Norcross ($57,676)
     j.   Rose Wang ($44,574)
     k.   Richa Saxena ($40,777)
     l.   Carole Butler ($55,101)

          Equipment

     a.   2 computer upgrade, model 60 to 90, plus 32 Mb RAM ($18,000)
     b.   2 X-terminals with software license ($14,000)

                            NOTICE OF GRANT AWARD


Page 7
1 PO1 HG01106-01
MAO, JEN-I, PH.D.


     c.   Reduce funds awarded for the Computer for sequence analysis ($40,000)
     d.   1 Molecular Dynamics Scanner ($60,000)
     e.   1 Perkin Elmer 9600 PCR Machine ($12,000)
     f.   1 ABI DNA Synthesizer ($41,000)
     g.   2 DTE Boxes ($19,000)
     h.   4 6000V Power Supplies ($12,000)
     i.   1 UV Crosslinker ($1,000)
     j.   2 Vortex Mixer ($1,800)
     k.   1 Vacuum Oven ($1,600)
     l.   1 Beckman Tabletop Ultracentrifuge ($35,000)
     m.   2 Semiautomated Blot Washing Devices ($4,000)
     n.   3 G2 Incubator Shakers ($3,900)
     o.   Reduce funds awarded for Milli-Q plus Water Filtration System
          ($3,000)
     p.   Miscellaneous Small Equipment ($30,000)

          2nd Year

     a. Delete all requested equipment except freezer (-80) and $20,000 for miscellaneous small equipment. Deletions and reductions are $178,800.

          3rd Year

     a. Delete all requested equipment except for $15,000 for computer supplies and $20,000 for small equipment. Deletions and reductions are $453,500.

          Supplies

     a.   Reduce requested supplies ($277,963)

          2nd Year

     a.   Reduce requested supplies ($389,148)

          3rd Year

     a.   Reduce requested supplies ($544,809)

                            NOTICE OF GRANT AWARD

Page 8
1 PO1 HG01106-01
MAO, JEN-I, PH.D.


          Travel

     a.   Reduce ($11,000)

          Other Expenses

     a.   Software licenses ($15,000)
     b.   Reduce funds requested for GCG Software License (UNIX) ($12,000)
     c.   Reduce funds requested for Backup Tapes for Sequence Data ($856)
     d.   Monthly Backup Tapes ($2,000)
     e.   Reduce funds requested for General Service Contracts ($10,000)

          03 Year

     a.   Software for new Alpha Computers ($25,000)

          Project 2

          Personnel

     a.   Kari Abendschan ($33,768)
     b.   Wendy Caubet ($42,934)
     c.   Marc Watkins ($36,777)

          Equipment

     a.   Reduce funds requested for LI-COR Sequencer, Model 4000L ($35,000)
     b.   Additional microscope ($12,000)
     c.   Detector Optimization:  Components for Phase Resolved Detection
           ($18,000)
     d.   Data Integrator for HLPC System ($2,200)
     e.   1 DTE Machine ($9,500)
     f.   1 Power Supply, 6000V ($3,500)
     g.   Reduce funds requested for Quadra 840 for Dta Analysis ($4,000)

          Year 2

                            NOTICE OF GRANT AWARD

Page 9
1 PO1 HG01106-01
MAO, JEN-I, PH.D.


     a. Delete all equipment requested, except for $50,000 for the detector components and $10,000 for miscellaneous equipment. Equipment reduced ($430,300)

          Year 3

     a. Delete all equipment requested, except for $50,000 for the detector components and $10,000 for miscellaneous equipment. Equipment reduced ($294,600)

          Supplies

     a.   Reduced ($45,350)

          Travel

     a.   Reduced ($2,100)

          Other Expenses

     a.   Software Licensing ($8,000)

          Year 2

     a.   Software Licensing ($8,320)
     b.   Reduce funds for LI-COR Maintenance ($900)
     c.   General service contracts ($5,000)

          Year 3

     a.   Software Licensing ($8,653)
     b.   IAS Maintenance Contracts ($11,000)
     c.   LI-COR Maintenance ($556)
     d.   General Service Contracts ($5,200)

          CORE 1 - Informatics Core

          Personnel
                                      -9-

                            NOTICE OF GRANT AWARD

Page 10
1 PO1 HG01106-01
MAO, JEN-I, PH.D.

     a.   Reduce to-be-named senior system administrator 45% ($41,939)
     b.   Steve Connelly ($67,536)
     c.   Craig Tulig ($60,782)
     d.   To-be-named Programmer ($66,330)

          Equipment

     a.   1 SparcStation 10 ($15,000)
     b.   Tape Backup ($4,000)
     c.   Laser Printer ($3,000)
     d.   Mac quadra 800 ($8,000)
     e.   Miscellaneous ($15,000)

          Year 2

     a.   Spar ELC upgrade ($10,000)
     b.   Miscellaneous

          Year 3

     a.   Sparc LX upgrades, 3X ($30,000)
     b.   Disk Drive ($5,000)
     c.   Reduce funds for Miscellaneous ($25,000)

          Travel

     a.   Reduced ($2,400)

          Other Expenses

     a.   Centerline Programming Tools ($18,000)
     b.   Mac Software ($2,000)
     c.   Cenetralized Mac and PC Backup ($13,000)
     d.   Reduce funds for Hardware Maintenance ($5,700)
     e.   Reduce funds for Miscellaneous Software ($10,000)

                            NOTICE OF GRANT AWARD

Page 11
1 PO1 HG01106-01
MAO, JEN-I, PH.D.

          Year 2

     a.   Reduce Hardware Maintenance to $4,992

          Year 3

     a.   Reduce Hardware Maintenance to $5,192

          CORE 2 - Administrative Core

          Personnel

     a.   Reduce Dana Torrey's effort 65% ($52,483)

          Consultant Costs

     a.    Speaker Fees for the proposed seminar series ($3,600)

          Equipment

     a.   Reduce funds for the Macintosh Quadra 800 ($4,000)
     b.   Reduce funds for the fax machine ($500)

          Year 2 and Year 3

     a.   Delete miscellaneous office equipment ($3,000)

          Travel

     a.   Two trips by the administrator ($1,600)
     b.   One trip per month for a seminar speaker ($9,600)

          Alterations and Renovations (A&R)

     a.   Reduce A&R funds for Laboratory space ($310,000)
     b.   Reduce A&R funds for Office space ($15,000)

                            NOTICE OF GRANT AWARD

Page 12
1 PO1 HG01106-01
MAO, JEN-I, PH.D.

          Other Expenses

     a.   Reduce funds for Office Supplies ($3,000)
     b.   Reduce funds for Copying ($5,900)
     c.   Reduce funds for Publication Costs ($8,000)
     d.   Reduce funds for Software ($1,000)
     e.   Outreach Program ($10,000)
     f.   Reduce funds for Federal Express ($1,500)

Project period reduced to three years.

4. NCHGR staff have determined that critical program objectives can be met with the funding of this grant at a reduction of $1,505,270 from the recommended level of $3,273,473. Each future year budget period includes no more than a 4% cost-of-living escalation factor over the current 01 direct costs base {excluding equipment}.

5. Applicant organization must comply with the Public Health Service (PHS) policy relating to distribution of unique research resources produced with PHS funding (NIH Guide for Grants and Contracts, Vol. 20, No. 5, February, 1991). Grantee should also comply with the NIH-DOE guidelines for access to mapping and sequencing data and material resources, adopted by the NIH-DOE joint subcommittee on December 7, 1992 (see attached).

6. In order to redistribute awards more evenly throughout the year, grant budget periods are being adjusted. This award is issued for 10 months; future continuation awards will cycle each year on July 1. Non-competing continuation applications are due two months prior to this date. Allowable preaward costs may be charged to this award, in accordance with the conditions outlined in the PHS Grants Policy Statement, revised April 1, 1994, and with institutional requirements for prior approval.

7. Allowable costs of activities conducted by for-profit organizations will be determined by applying the costs principles of Contracts with Commercial Organizations set forth in 48 CFR 31.2. However, independent research and development costs (including the indirect costs allocable to them) are unallowable.

                            NOTICE OF GRANT AWARD

Page 13
1 PO1 HG01106-01
MAO, JEN-I, PH.D.

8. Title to property acquired under this grant shall vest upon acquisition with the Federal government and be accounted for as outlined in the publication entitled "Contractor's Guide for Control of Government Property." The property administrator for the grant is:

          Chief, Property Accountability Section
          Personal Property Branch
          National Institutes of Health
          Building 13, Room 2E65
          Bethesda, MD  20892
          Phone (301) 496-6467

9. Any invention developed under this award should be reported to the Patent Branch, DHHS, NIH, Room 2B62, Building 31, Bethesda, Maryland 20892. Phone
(301) 496-7735, for disposition of patent rights in accordance with 45 CFR, Parts 6 and 8. Disposition rights on inventions made by small businesses are subject to Chapter 18 of Title 35 U.S. Code.

10. Prior approval to implement budgetary and programmatic changes, where required by PHS Policy, must be obtained in writing from the Grants Management contact shown on this Notice of Grant Award.

11. Future year funding levels will be contingent upon satisfactory progress and evaluation by NCHGR staff and its advisors and recommended by NCHGR's Advisory Council.

12. In Core 1, office supplies ($2,000) were moved from "Other Expenses" to the "Supplies" category.

13. It is the current practice of the NCHGR to mail the original Notice of Grant Award (NGA) and Terms and Conditions to the Business Official of the grantee organization. Since this is the ONLY notification which will be provided to your institution it is the responsibility of the grantee Business Office to make distribution of the NGA and Terms and Conditions to the Principal Investigator and other staff.

                             NOTICE OF GRANT AWARD
                              (ADDITIONAL REMARKS)

If you need assistance from the National Center for Human Genome Research during the course of this grant, please contact the grants management and program staff whose telephone numbers are shown on the Notice of Grant Award. These individuals work closely with one another through all phases of each project to facilitate the award and the administration of the grant. Their functions are defined as follows:

GRANTS MANAGEMENT CONTRACT: The Grants Management Specialist, whose name and telephone number are indicated in the "Remarks" section of the Notice of Grant Award, is responsible for all business management matters associated with the review, negotiation, award and administration grants. The Grants Management Specialist serves as the focal point for receiving and responding to all questions and correspondence related to business management and policy matters, such as correspondence giving or denying any prior approval required by Public Health Service policy or special Terms of Award, transfer of the grant to another institution, a change in the period of support, or any actions which commit, or may result in committing the NCHGR to a change in the amount of funding.

PROGRAM CONTACT: The Health Scientist Administrator, or program official, whose name and telephone number also are indicated in the "Remarks" section of the Notice of Grant Award, is responsible for all scientific and technical matters dealing with the administration of the grant. The Health Scientist Administrator reviews and monitors scientific progress of the project and provides advice and assistance scientific objectives of the research program can be pursued effectively and successfully. All questions or correspondence dealing with research progress, changes in research direction, unique scientific opportunities, or any other scientific need should be addressed to the Health Scientist Administrator.

PRIOR APPROVAL: Requests which require the prior approval of the NCHGR must be submitted in writing to the Grants Management Officer. All requests should reference the complete grant number, e.g., 1 R01 HG 12345-01, and must be signed by the authorized official of the business office of the grantee institution and by the principal investigator.

                  NIH-DOE GUIDELINES FOR ACCESS TO MAPPING AND
                     SEQUENCING DATA AND MATERIAL RESOURCES(1)

The information and resources generated by the Human Genome Project have become substantial, and the interest in having access to them is widespread. It is therefore desirable to have a statement of philosophy concerning the sharing of these resources that can guide investigators who generate the resources as well as those who wish to use them.

A key issue for the Human Genome Project is how to promote and encourage the rapid sharing of material and data that are produced, especially information that has not yet been published or may never be published in its entirety. Such sharing is essential for progress toward the goals of the program and to avoid unnecessary duplication. It is also desirable to make the fruits of genome research available to the scientific community as a whole as soon as possible to expedite research in other areas.

Although it is the policy of the Human Genome Project to maximize outreach to the scientific community, it is also necessary to give investigators time to verify the accuracy of their data and to gain some scientific advantage from the effort they have invested. Furthermore, in order to assure that novel ideas and inventions are rapidly developed to the benefit of the public, intellectual property protection may be needed for some of the data and materials.

After extensive discussion with the community of genome researchers, the advisors of the NIH and DOE genome programs have determined that consensus is developing around the concept that a 6 month period from the time the data or materials are generated to the time they are made available publicly is a reasonable maximum in almost all cases. More rapid sharing is encouraged.

Whenever possible, data should be deposited in public databases and materials in public repositories. Where appropriate repositories do not exist or are unable to accept the data or materials, investigators should accommodate requests to the extent possible.

The NIH and DOE genome programs have decided to require all applicants expecting to generate significant amounts of genome data or materials to describe in their application how and when they plan to make such data and materials available to the community. Grant solicitations will specify this requirement. These plans in each application will be reviewed in the course of peer review and by staff to assure they are reasonable and in conformity with program philosophy. If a grant is made, the applicant's sharing plans will become a condition of the award and compliance will be reviewed before continuation is provided. Progress reports will be asked to address the issue.


-------------------------

     (1)   Adopted by the NIH-DOE Joint Subcommittee, December 7, 1992.

DEPARTMENT OF HEALTH AND HUMAN SERVICES
PUBLIC HEALTH SERVICE

National Institutes of Health
National Center for Human Genome Research

NOTICE OF GRANT AWARD
AUTHORIZATION (Legislation/Regulation)

42 USC 241 42 CFR 52
RESEARCH PROGRAM PROJECT REVISED

1.   DATE ISSUED (Mo./Day/Yr.):    09/30/94

2.   CFDA NO.: 93.172

3. SUPERSEDES AWARD NOTICE dated 08/16/94 except that any additions or restrictions previously imposed remain in effect unless specifically rescinded.

4.   GRANT NO.:               1 PO1 HG01106-01

     Formerly:

5.   ADMINISTRATIVE CODES:    S3RS

6.   PROJECT PERIOD Mo./Day/Yr.:   From 08/22/94 Through 06/30/97

7.   BUDGET PERIOD Mo./Day/Yr.:    From 08/22/94 Through 06/30/95

8.   TITLE OF PROJECT (OR PROGRAM) (Limit to 56 spaces):  Genome Sequencing
     Center   GRRC

9.   GRANTEE NAME AND ADDRESS:

               Genome Therapeutics Corp.
               100 Beaver Street
               Waltham, MA  02154

10. DIRECTOR OF PROJECT (PROGRAM DIRECTOR/PRINCIPAL INVESTIGATOR) (LAST NAME FIRST AND ADDRESS):

               Mao, Jen-I
               Collaborative Research Inc.
               1365 Main Street
               Waltham, MA  02154

11.  APPROVED BUDGET (Excludes PHS Direct Assistance)

     I    PHS Grant Funds Only

                                       / I /

    II    Total project costs including grant funds and all other financial participation
          (SELECT ONE AND PLACE NUMERAL IN BOX.)
     a.   Salaries and Wages . . . . . . . . . . . .   $1,002,234
     b.   Fringe Benefits. . . . . . . . . . . . . .   $  340,760
     c.        Total Personnel Costs . . . . . . . .   $1,342,994
     d.   Consultant Costs . . . . . . . . . . . . .        9,000
     e.   Equipment. . . . . . . . . . . . . . . . .       25,000
     f.   Supplies . . . . . . . . . . . . . . . . .      273,309
     g.   Travel . . . . . . . . . . . . . . . . . .       24,000
     h.   Patient Care--Inpatient. . . . . . . . . .            0
     i.               --Outpatient. . . . . . .                 0
     j.   Alterations and Renovations. . . . . . . .            0
     k.   Other. . . . . . . . . . . . . . . . . . .       93,900
     l.   Consortium/Contractual Costs . . . . . . .            0
     m.   Trainee Related Expenses . . . . . . . . .
     n.   Trainee Stipends . . . . . . . . . . . . .            0
     o.   Trainee Tuition and Fees . . . . . . . . .            0
     p.   Trainee Travel . . . . . . . . . . . . . .            0
     q.        TOTAL DIRECT COSTS  . . . . . . . . .   $1,768,203
     r.   INDIRECT COSTS (Rate*   % of S&W/TADC) . .   $1,568,882
     s.   TOTAL APPROVED BUDGET. . . . . . . . . . .   $3,337,085
     t.   SBIR Fee . . . . . . . . . . . . . . . . .   $        0
     u.   Federal Share. . . . . . . . . . . . . . .   $3,337,085
     v.   Non-Federal Share. . . . . . . . . . . . .   $

12.  AWARD COMPUTATION FOR FINANCIAL ASSISTANCE
     a.   Amount of PHS Financial Assistance (from Item 11.u.) . . . . . .      $3,337,085
     b.   Less Unobligated Balance From Prior Budge Periods. . . . . . . .      $        0
     c.   Less Cumulative Prior Award(s) This Budget Period. . . . . . . .      $3,337,085
     d.   AMOUNT OF FINANCIAL ASSISTANCE THIS ACTION . . . . . . . . . . .      $        0

13.  RECOMMENDED FUTURE SUPPORT (SUBJECT TO THE AVAILABILITY OF FUNDS AND
SATISFACTORY PROGRESS OF THE PROJECT):

-------------------------------------------------------------------------------------------------------
 YEAR          TOTAL DIRECT COSTS/STIPENDS             YEAR             TOTAL DIRECT COSTS/STIPENDS
-------------------------------------------------------------------------------------------------------
 a.  02         1,837,931                               d.
-------------------------------------------------------------------------------------------------------
 b.  03         1,910,450                               e.
-------------------------------------------------------------------------------------------------------
 c.                                                     f.
-------------------------------------------------------------------------------------------------------

14.  APPROVED DIRECT ASSISTANCE BUDGET (IN LIEU OF CASH):
     a.   Amount of PHS Direct Assistance. . . . . . . . . . . . . . . . .     $
     b.   Less Unobligated Balance From Prior Budget Periods . . . . . . .     $
     c.   Less Cumulative Prior Award(s) This Budget Period. . . . . . . .     $
     d.   AMOUNT OF DIRECT ASSISTANCE THIS ACTION. . . . . . . . . . . . .     $

15. PROGRAM INCOME SUBJECT TO 45 CFR PART 74, SUBPART F, OR 45 CFR 92.25, SHALL BE USED IN ACCORD WITH ONE OF THE FOLLOWING ALTERNATIVES: (Select One and Place LETTER in box.)

                                                              / D /

     a.   DEDUCTION
     b.   ADDITIONAL COSTS
     c.   MATCHING
     d.   OTHER RESEARCH (Add/Deduct Option)
     e.   OTHER (See REMARKS)

16. THIS AWARD IS BASED ON AN APPLICATION SUBMITTED TO, AND AS APPROVED BY, THE PHS ON THE ABOVE TITLED PROJECT AND IS SUBJECT TO THE TERMS AND CONDITIONS INCORPORATED EITHER DIRECTLY OR BY REFERENCE IN THE FOLLOWING:

     a.   The grant program legislation cited above.
     b.   The grant program regulation cited above.
     c. This award notice including terms and conditions, if any, noted below under REMARKS.
     d. PHS Grants Policy Statement including addenda in effect as of the beginning date of the budget period.
     e.   45 CFR part 74 or 45 CFR Part 92 as applicable.

     IN THE EVENT THERE ARE CONFLICTING OR OTHERWISE INCONSISTENT POLICIES APPLICABLE TO THE GRANT, THE ABOVE ORDER OF PRECEDENCE SHALL PREVAIL. ACCEPTANCE OF THE GRANT TERMS AND CONDITIONS IS ACKNOWLEDGED BY THE GRANTEE WHEN FUNDS ARE DRAWN OR OTHERWISE OBTAINED FROM THE GRANT PAYMENT SYSTEM.

--------------------------------------------------------------------------------
REMARKS:  (OTHER Terms and Conditions Attached --  / x /  Yes   /  /  No)

     Grant Specialist:  Linda Hall (301) 402-0733
     Program Official:  Dr. R. Strausberg (301) 496-7531

*  Base X Rate ($1,743,203 x 90.00)

This Grant is included under expanded authorities.
--------------------------------------------------------------------------------

PHS GRANTS MANAGEMENT OFFICER:  (Signature)

(Name-Typed/Print)                (Title)
Jean M. Cahill,           Grants Management Officer

17.  OBJ. CLASS:         41.4A

18.  CRS - EIN:          1042297484A1

19.  LIST NO.:


---------------------------------------------------------------------------------------------------------------------------------
   FY-CAN               DOCUMENT NO.             ADMINISTRATIVE               AMT. ACTION FIN.                AMT. ACTION DIR.
                                                      CODE                          ASST.                           ASST.
---------------------------------------------------------------------------------------------------------------------------------
20.a.  94 8427202       b.  P1HG01106A           c.                           d.                              e.

21.a.                   b.                       c.                           d.                              e.

22.a.                   b.                       c.                           d.                              e.
---------------------------------------------------------------------------------------------------------------------------------
PHS-5152-5 (Rev. 7/94):  940928 0936            (Note:  See reverse for payment information)                   JP 01

                             NOTICE OF GRANT AWARD

Page 2
1 P01 HG01106-01
MAO, JEN-I, PH.D.

1. This award is revised to reflect the grantee's name change. The grantee's name is changed from Collaborative Research, Inc. to Genome Therapeutics Corporation as requested in letter dated September 12, 1994.

2. It is the current practice of the NCHGR to mail the original Notice of Grant Award (NGA) and Terms and Conditions to the Business Official of the grantee organization. Since this is the ONLY notification which will be provided to your institution it is the responsibility of the grantee Business Office to make distribution of the NGA and Terms and Conditions to the Principal Investigator and other staff.

3.   All previous terms and conditions remain in effect.

                             NOTICE OF GRANT AWARD
                              (ADDITIONAL REMARKS)

If you need assistance from the National Center for Human Genome Research during the course of this grant, please contact the grants management and program staff whose telephone numbers are shown on the Notice of Grant Award. These individuals work closely with one another through all phases of each project to another through all phases of each project to facilitate the award and the administration of the grant. Their functions are defined as follows:

GRANTS MANAGEMENT CONTRACT: The Grants Management Specialist, whose name and telephone number are indicated in the "Remarks" section of the Notice of Grant Award, is responsible for all business management matters associated with the review, negotiation, award and administration grants. The Grants Management Specialist serves as the focal point for receiving and responding to all questions and correspondence related to business management and policy matters, such as correspondence giving or denying any prior approval required by Public Health Service policy or special Terms of Award, transfer of the grant to another institution, a change in the period of support, or any actions which commit, or may result in committing the NCHGR to a change in the amount of funding.

PROGRAM CONTACT: The Health Scientist Administrator, or program official, whose name and telephone number also are indicated in the "Remarks" section of the Notice of Grant Award, is responsible for all scientific and technical matters dealing with the administration of the grant. The Health Scientist Administrator reviews and monitors scientific progress of the project and provides advice and assistance scientific objectives of the research program can be pursued effectively and successfully. All questions or correspondence dealing with research progress, changes in research direction, unique scientific opportunities, or any other scientific need should be addressed to the Health Scientist Administrator.

PRIOR APPROVAL: Requests which require the prior approval of the NCHGR must be submitted in writing to the Grants Management Officer. All requests should reference the complete grant number, e.g., 1 R01 HG 12345-01, and must be signed by the authorized official of the business office of the grantee institution and by the principal investigator.

DEPARTMENT OF HEALTH AND HUMAN SERVICES
PUBLIC HEALTH SERVICE

National Center for Human Genome Research

NOTICE OF GRANT AWARD
AUTHORIZATION (Legislation/Regulation)

42 USC 241 42 CFR 52
RESEARCH PROGRAM PROJECT

 1.  DATE ISSUED (Mo./Day/Yr.):    06/22/95

 2.  CFDA NO.: 93.172

 3. SUPERSEDES AWARD NOTICE dated __________ except that any additions or restrictions previously imposed remain in effect unless specifically rescinded.

 4.  GRANT NO.:               5 PO1 HG01106-02

     Formerly:

 5.  ADMINISTRATIVE CODES:    S3RS

 6.  PROJECT PERIOD Mo./Day/Yr.:   From 08/22/94 Through 06/30/97

 7.  BUDGET PERIOD Mo./Day/Yr.:    From 07/01/95 Through 06/30/95

 8.  TITLE OF PROJECT (OR PROGRAM) (Limit to 56 spaces):  Genome Sequencing
     Center   GRRC

 9.  GRANTEE NAME AND ADDRESS:

               Genome Therapeutics Corp.
               100 Beaver Street
               Waltham, MA  02154

10. DIRECTOR OF PROJECT (PROGRAM DIRECTOR/PRINCIPAL INVESTIGATOR) (LAST NAME FIRST AND ADDRESS):

               Mao, Jen-I     PHD
               Collaborative Research Division,
               Genome Therapeutics Corporation
               100 Beaver Street
               Waltham, MA  02154

11.  APPROVED BUDGET (Excludes PHS Direct Assistance)

     I.   PHS Grant Funds Only

                                       / I /

    II. Total project costs including grant funds and all other financial participation

          (SELECT ONE AND PLACE NUMERAL IN BOX.)
     a.   Salaries and Wages . . . . . . . . . . . .   $1,042,326
     b.   Fringe Benefits. . . . . . . . . . . . . .   $  354,388
     c.        Total Personnel Costs . . . . . . . .   $1,396,714
     d.   Consultant Costs . . . . . . . . . . . . .        9,360
     e.   Equipment. . . . . . . . . . . . . . . . .       25,000
     f.   Supplies . . . . . . . . . . . . . . . . .      282,161
     g.   Travel . . . . . . . . . . . . . . . . . .       24,960
     h.   Patient Care--Inpatient. . . . . . . . . .            0
     i.               --Outpatient. . . . . . .                 0
     j.   Alterations and Renovations. . . . . . . .            0
     k.   Other. . . . . . . . . . . . . . . . . . .       99,736
     l.   Consortium/Contractual Costs . . . . . . .            0
     m.   Trainee Related Expenses . . . . . . . . .
     n.   Trainee Stipends . . . . . . . . . . . . .            0
     o.   Trainee Tuition and Fees . . . . . . . . .            0
     p.   Trainee Travel . . . . . . . . . . . . . .            0
     q.        TOTAL DIRECT COSTS [arrow]. . . . . .   $1,837,931
     r.   INDIRECT COSTS (Rate*  % of S&W/TADC). . .   $1,631,638
     s.   TOTAL APPROVED BUDGET. . . . . . . . . . .   $3,469,569
     t.   SBIR Fee . . . . . . . . . . . . . . . . .   $        0
     u.   Federal Share. . . . . . . . . . . . . . .   $3,469,569
     v.   Non-Federal Share. . . . . . . . . . . . .   $

12.  AWARD COMPUTATION FOR FINANCIAL ASSISTANCE
     a.   Amount of PHS Financial Assistance (from Item 11.u.) . . . . . .      $3,469,569
     b.   Less Unobligated Balance From Prior Budge Periods. . . . . . . .      $        0
     c.   Less Cumulative Prior Award(s) This Budget Period. . . . . . . .      $        0
     d.   AMOUNT OF FINANCIAL ASSISTANCE THIS ACTION . . . . . . . . . . .      $3,469,569

13.  RECOMMENDED FUTURE SUPPORT (SUBJECT TO THE AVAILABILITY OF FUNDS AND
SATISFACTORY PROGRESS OF THE PROJECT):
----------------------------------------------------------------------------
YEAR      TOTAL DIRECT COSTS/STIPENDS   YEAR   TOTAL DIRECT COSTS/STIPENDS
----------------------------------------------------------------------------
a.  03          1,910,450               d.
----------------------------------------------------------------------------
b.                                      e.
----------------------------------------------------------------------------
c.                                      f.
----------------------------------------------------------------------------

14.  APPROVED DIRECT ASSISTANCE BUDGET (IN LIEU OF CASH):
     a.   Amount of PHS Direct Assistance. . . . . . . . . . . . . . . . .     $
     b.   Less Unobligated Balance From Prior Budget Periods . . . . . . .     $
     c.   Less Cumulative Prior Award(s) This Budget Period. . . . . . . .     $
     d.   AMOUNT OF DIRECT ASSISTANCE THIS ACTION. . . . . . . . . . . . .     $

15. PROGRAM INCOME SUBJECT TO 45 CFR PART 74, SUBPART F, OR 45 CFR 92.25, SHALL BE USED IN ACCORD WITH ONE OF THE FOLLOWING ALTERNATIVES: (Select One and Place LETTER in box.)

                                                / A /
     a.   DEDUCTION
     b.   ADDITIONAL COSTS
     c.   MATCHING
     d.   OTHER RESEARCH (Add/Deduct Option)
     e.   OTHER (See REMARKS)

16. THIS AWARD IS BASED ON AN APPLICATION SUBMITTED TO, AND AS APPROVED BY, THE PHS ON THE ABOVE TITLED PROJECT AND IS SUBJECT TO THE TERMS AND CONDITIONS INCORPORATED EITHER DIRECTLY OR BY REFERENCE IN THE FOLLOWING:

     a.   The grant program legislation cited above.
     b.   The grant program regulation cited above.
     c. This award notice including terms and conditions, if any, noted below under REMARKS.
     d. PHS Grants Policy Statement including addenda in effect as of the beginning date of the budget period.
     e.   45 CFR part 74 or 45 CFR Part 92 as applicable.

     IN THE EVENT THERE ARE CONFLICTING OR OTHERWISE INCONSISTENT POLICIES APPLICABLE TO THE GRANT, THE ABOVE ORDER OF PRECEDENCE SHALL PREVAIL. ACCEPTANCE OF THE GRANT TERMS AND CONDITIONS IS ACKNOWLEDGED BY THE GRANTEE WHEN FUNDS ARE DRAWN OR OTHERWISE OBTAINED FROM THE GRANT PAYMENT SYSTEM.

--------------------------------------------------------------------------------
REMARKS:  (Other Terms and Conditions Attached --   / x /  Yes   /  /   No)

     Grant Specialist:  Linda Hall (301) 402-0733
     Program Official:  Dr. R. Strausberg (301) 496-7531

*  Base X Rate ($1,812,931 x 90.00)

This Grant is included under expanded authorities.
--------------------------------------------------------------------------------

PHS GRANTS MANAGEMENT OFFICER:  (Signature)

(Name-Typed/Print)                (Title)
Jean M. Cahill,           Grants Management Officer

17.  OBJ. CLASS:         41.4E

18.  CRS - EIN:          1042297484A1

19.  LIST NO.:

---------------------------------------------------------------------------------------------------------------------------
 FY-CAN                DOCUMENT NO.            ADMINISTRATIVE                AMT. ACTION FIN.             AMT. ACTION DIR.
                                                    CODE                           ASST.                        ASST.
---------------------------------------------------------------------------------------------------------------------------
20.a.  95 8427202    b.  P1HG01106A            c.                             d.                          e.

21.a.                b.                        c.                             d.                          e.

22.a.                b.                        c.                             d.                          e.
---------------------------------------------------------------------------------------------------------------------------
PHS-5152-5 (Rev. 7/94):  950615 1706        (Note:  See reverse for payment information)           LHJ HG/PC


                             NOTICE OF GRANT AWARD

Page 2
5 P01 HG01106-02
MAO, JEN-I, PH.D.

1. The Fiscal 1995 Appropriations Act prohibits reimbursement of direct salary for individuals at a rate greater than $125,000 per year as determined in the original award. The language contained in the Appropriations Act follows:

          "None of the funds appropriated in this title for the National Institutes of Health and the Substance Abuse and Mental Health Services Administration shall be used to pay the salary of an individual through a grant or other extramural mechanism at a rate in excess of $125,000 per year."

2. It is the current practice of the NCHGR to mail the original Notice of Grant Award (NGA) and Terms and Conditions to the Business Official of the grantee organization. Since this is the ONLY notification which will be provided to your institution it is the responsibility of the grantee Business Office to make distribution of the NGA and Terms and Conditions to the Principal Investigator and other staff.

3.   Pursuant to the NIH Revitalization Act (P.L. 103-43, June 10, 1993),
Section 2004, when purchasing equipment or products under this assistance award, the recipient should whenever possible, purchase only American-made items.

4. Applicant organization must comply with the Public Health Service (PHS) policy relating to distribution of unique research resources produced with PHS funding (NIH Guide for Grants and Contracts, Vol. 20, No. 5, February, 1991). Grantee should also comply with the NIH-DOE guidelines for access to mapping and sequencing data and materials resources, adopted by the NIH-DOE joint subcommittee on December 7, 1992 (see attached).

5. Allowable costs of activities conducted by for-profit organizations will be determined by applying the costs principles of Contracts with Commercial Organizations set forth in 48 CFR 31.2. However, independent research and development costs (including the indirect costs allocable to them) are unallowable.

6. Any invention developed under this award should be reported to the Patent Branch, DHHS, NIH, Office of Technology Transfer, 6011 Executive Boulevard, Room 325, Rockville, Maryland 20892-3804. Phone (301) 496-7056, for
disposition of patent rights in accordance with 45 CFR, Parts 6 and 8. Disposition rights on inventions made by small businesses are subject to Chapter 18 of Title 35 U.S. Code.

                             NOTICE OF GRANT AWARD

Page 3
5 P01 HG 01106-02
MAO, JEN-I, PH.D.

7. Prior approval to implement budgetary and programmatic changes, where required by PHS Policy, must be obtained in writing from the Grants Management contact shown on this Notice of Grant Award.

8. The future year funding level will be contingent upon satisfactory progress and evaluation by NCHGR staff and its advisors and recommended by NCHGR's Advisory Council.

9. Effective with the August 25, 1994 issuance of 45 CFR Part 74, certain expanded authorities were extended to all research grants and cooperative agreements. Under this grant award, the no-cost extension authority and the additional cost alternative for program income authority are not authorized.

                             NOTICE OF GRANT AWARD
                              (ADDITIONAL REMARKS)

If you need assistance from the National Center for Human Genome Research during the course of this grant, please contact the grants management and program staff whose telephone numbers are shown on the Notice of Grant Award. These individuals work closely with one another through all phases of each project to another through all phases of each project to facilitate the award and the administration of the grant. Their functions are defined as follows:

GRANTS MANAGEMENT CONTRACT: The Grants Management Specialist, whose name and telephone number are indicated in the "Remarks" section of the Notice of Grant Award, is responsible for all business management matters associated with the review, negotiation, award and administration grants. The Grants Management Specialist serves as the focal point for receiving and responding to all questions and correspondence related to business management and policy matters, such as correspondence giving or denying any prior approval required by Public Health Service policy or special Terms of Award, transfer of the grant to another institution, a change in the period of support, or any actions which commit, or may result in committing the NCHGR to a change in the amount of funding.

PROGRAM CONTACT: The Health Scientist Administrator, or program official, whose name and telephone number also are indicated in the "Remarks" section of the Notice of Grant Award, is responsible for all scientific and technical matters dealing with the administration of the grant. The Health Scientist Administrator reviews and monitors scientific progress of the project and provides advice and assistance scientific objectives of the research program can be pursued effectively and successfully. All questions or correspondence dealing with research progress, changes in research direction, unique scientific opportunities, or any other scientific need should be addressed to the Health Scientist Administrator.

PRIOR APPROVAL: Requests which require the prior approval of the NCHGR must be submitted in writing to the Grants Management Officer. All requests should reference the complete grant number, e.g., 1 R01 HG 12345-01, and must be signed by the authorized official of the business office of the grantee institution and by the principal investigator.

                                      -7-